   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 12, 1994

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                 EXCHANGE ACT OF 1934 (AMENDMENT NO.          )

     Filed by the registrant /X/
     Filed by a party other than the registrant / /
     Check the appropriate box:
     / / Preliminary proxy statement
     /X/ Definitive proxy statement
     / / Definitive additional materials
     / / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12



                       FIRST PRAIRIE MONEY MARKET FUND
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                       FIRST PRAIRIE MONEY MARKET FUND
- --------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
     / / $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(t)(1), or 14a-6(J)(2).
     / / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
     0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

- --------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)

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     (4) Proposed maximum aggregate value of transaction:

- --------------------------------------------------------------------------------
     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

- --------------------------------------------------------------------------------

     (2) Form, schedule or registration statement no.:

- --------------------------------------------------------------------------------
     (3) Filing party:

- --------------------------------------------------------------------------------
     (4) Date filed:

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Notes:
- ---------------
(1)Set forth the amount on which the filing fee is calculated and state how it was determined.

                        FIRST PRAIRIE MONEY MARKET FUND

                   FIRST PRAIRIE MUNICIPAL MONEY MARKET FUND
                           THREE FIRST NATIONAL PLAZA
                            CHICAGO, ILLINOIS 60670

Dear Shareholder:

     As a shareholder of the Money Market Series of First Prairie Money Market Fund (the "Existing Money Market Fund") or of First Prairie Municipal Money Market Fund (the "Existing Municipal Money Market Fund" and, together with the Existing Money Market Fund, the "Existing Funds"), you are entitled to vote on the proposal described below and in the enclosed materials.

     Each Existing Fund is organized as a separate unincorporated Massachusetts business trust. Because each Existing Fund is part of the Prairie Family of Funds and is designed for individual investors, management of each Existing Fund has determined that certain operational efficiencies might be achievable if each Existing Fund -- while continuing as a separate entity for purposes of the Investment Company Act of 1940 -- were to reorganize as a separate series of a single Massachusetts business trust. The transaction will not result in the imposition of Federal income tax on you.

     The proposal provides that each Existing Fund exchange all of its assets, subject to its liabilities, for Class A shares ("Series Shares") of a separate new series of Prairie Funds, a newly formed investment company organized as a Massachusetts business trust (the "Trust"). The Trust is comprised of twelve series, including the Money Market Series -- into which the Existing Money Market Fund is proposed to be reorganized -- and the Municipal Money Market Series -- into which the Existing Municipal Money Market Fund is proposed to be reorganized (each, a "Series" and, collectively, the "Series"). Upon consummation of this transaction (the "Exchange"), the Series Shares received by each Existing Fund will be distributed by such Existing Fund to its shareholders (the "Shareholders"), with each Shareholder receiving the same number of Series Shares (or fractions thereof) as Existing Fund shares held by such Shareholder immediately before the Exchange. The Existing Funds then will be liquidated and dissolved.

     Each Series will have the same investment objective as the Existing Fund with which it is to be reorganized. The Existing Funds and the Series differ in certain respects: (i) the investment adviser of the Existing Funds is The First National Bank of Chicago ("FNBC"), acting through its Investment Management Department; the investment adviser of each Series will be a newly formed subsidiary of FNBC which will employ substantially all the investment personnel who currently provide advisory services to its corresponding Existing Fund; (ii) the aggregate management fee will remain the same, but its structure will be different; and (iii) certain management policies will differ somewhat as a result of standardizing the policies of the funds in the Prairie Family. These differences are described in the enclosed Joint Proxy Statement/Prospectus.

     Further information about the transaction is contained in the enclosed materials, which you should review carefully. You are entitled to vote on the proposed transaction with respect to each Existing Fund in which you are a Shareholder.

     Please take the time to consider the enclosed materials and then vote by completing, dating and signing the enclosed proxy card(s). A self-addressed, postage-paid envelope has been enclosed for your convenience.

     EACH EXISTING FUND'S BOARD MEMBERS RECOMMEND THAT ITS SHAREHOLDERS VOTE IN FAVOR OF THE PROPOSED TRANSACTION WITH RESPECT TO THEIR EXISTING FUND. If you have any questions after considering the enclosed materials, please feel free to call (312) 732-3237 between the hours of 9:00 a.m. and 5:30 p.m. (New York time), Monday through Friday.

                                          Sincerely,
                                          /s/ JOHN E. PELLETIER

                                          John E. Pelletier,
                                          Secretary
December 19, 1994
                                                                             --

                        FIRST PRAIRIE MONEY MARKET FUND
                   FIRST PRAIRIE MUNICIPAL MONEY MARKET FUND


                             ---------------------


                   NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS


                             ---------------------

To the Shareholders:


     Special Meetings of Shareholders of each of the Money Market Series of First Prairie Money Market Fund (the "Existing Money Market Fund") and of First Prairie Municipal Money Market Fund (the "Existing Municipal Money Market Fund" and, together with the Existing Money Market Fund, the "Existing Funds") will be held at the offices of Concord Holding Corporation, 125 West 55th Street, 11th Floor, New York, New York 10019, on Tuesday, January 17, 1995 at 10:00 a.m. for the following purposes:



          1. To consider an Agreement and Plan of Exchange (each, a "Plan" and, collectively, the "Plans") for each Existing Fund providing for the transfer of all or substantially all of its assets, subject to its liabilities, to a separate new series (each, a "Series") of Prairie Funds, a newly created Massachusetts business trust. Under the Plans, each Existing Fund would receive, in exchange (the "Exchange") for its assets, Class A shares of beneficial interest, par value $.001 per share ("Series Shares"), of the corresponding Series. Series Shares received in the Exchange will be distributed by each Existing Fund to its shareholders in liquidation of the Existing Fund, after which the Existing Funds will be dissolved; and


          2. To transact such other business as may properly come before the meetings, or any adjournment or adjournments thereof.



     Shareholders of record at the close of business on December 5, 1994, will be entitled to receive notice of and to vote at the meetings.



                                          By Order of the Boards of Trustees

                                          /s/ JOHN E. PELLETIER

                                          John E. Pelletier,
                                          Secretary

New York, New York
December 19, 1994
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
                      WE NEED YOUR PROXY VOTE IMMEDIATELY

     A SHAREHOLDER MAY THINK HIS VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY
     LAW, THE MEETING OF SHAREHOLDERS OF AN EXISTING FUND WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A MAJORITY OF
     ITS SHARES ELIGIBLE TO VOTE IS REPRESENTED. IN THAT EVENT, SUCH FUND,
     AT ITS SHAREHOLDERS' EXPENSE, WOULD CONTINUE TO SOLICIT VOTES IN AN
     ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO
     ENABLE YOUR FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN
     YOUR PROXY CARD IMMEDIATELY. YOU AND ALL OTHER SHAREHOLDERS WILL
     BENEFIT FROM YOUR COOPERATION.
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                        FIRST PRAIRIE MONEY MARKET FUND

                   FIRST PRAIRIE MUNICIPAL MONEY MARKET FUND

                        JOINT PROXY STATEMENT/PROSPECTUS

                               December 19, 1994

                        Special Meetings of Shareholders

                         to be held on January 17, 1995

     This Joint Proxy Statement/Prospectus is furnished in connection with a solicitation of proxies by the Boards of each of First Prairie Money Market Fund on behalf of its Money Market Series (the "Existing Money Market Fund") and First Prairie Municipal Money Market Fund (the "Existing Municipal Money Market Fund" and, together with the Existing Money Market Fund, the "Existing Funds") to be used at the respective Special Meetings of Shareholders (each, a "Meeting") of the Existing Funds to be held on Tuesday, January 17, 1995 at 10:00 a.m., at the offices of Concord Holding Corporation, 125 West 55th Street, 11th Floor, New York, New York 10019, for the purposes set forth in the accompanying Notice of Special Meetings of Shareholders. Shareholders of record at the close of business on December 5, 1994 (each, a "Shareholder" and, collectively, the "Shareholders") are entitled to receive notice of and to vote at their respective Meetings. Shareholders are entitled to one vote for each share of beneficial interest of an Existing Fund, par value $.01 per share ("Existing Fund Share"), held and fractional votes for each fractional Existing Fund Share held. Existing Fund Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If the enclosed form of proxy is executed and returned, it nevertheless may be revoked by giving another proxy or by letter or telegram directed to the relevant Existing Fund, which must indicate the Shareholder's name and account number. To be effective, such revocation must be received before the relevant Existing Fund's Meeting. Also, any Shareholder who attends an Existing Fund's Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. As of December 5, 1994, the following numbers of Existing Fund Shares were issued and outstanding:

                                                                                        SHARES
                               NAME OF EXISTING FUND                                 OUTSTANDING
        --------------------------------------------------------------------        --------------
        Money Market Series of First Prairie Money Market Fund..............        153,321,646.51
                                                                                    --------------
        First Prairie Municipal Money Market Fund...........................        198,771,016.76
                                                                                    --------------

     This Joint Proxy Statement/Prospectus is being used in order to reduce the preparation, printing, handling and postage expenses that would result from the use of a separate proxy statement/prospectus for each Existing Fund and, because Shareholders may own Existing Fund Shares of more than one Existing Fund, to avoid burdening Shareholders with more than one proxy statement/prospectus. Shareholders of each Existing Fund will vote separately as a single class on Proposal No. 1. Separate proxy cards are enclosed for each Existing Fund in which a Shareholder is a record owner of Existing Fund Shares. Thus, if Proposal No. 1 is approved by Shareholders of one Existing Fund, but not by Shareholders of the other Existing Fund, the proposal will be implemented for the Existing Fund that approved the proposal and will not be implemented for the Existing Fund that did not approve the proposal. Therefore, it is essential that Shareholders complete, date, sign and return each enclosed proxy card.

     It is proposed that each Existing Fund transfer all or substantially all of its assets, subject to its liabilities, to a separate new series of Prairie Funds, a newly created Massachusetts business trust (the "Trust"). The Trust is comprised of twelve series, including the Money Market Series -- into which the Existing Money Market Fund is proposed to be reorganized -- and the Municipal Money Market Series -- into which the Existing Municipal Money Market Fund is proposed to be reorganized -- (each, a "Series" and, collectively, the "Series"). Each Series is an open-end, diversified management investment company.

     This Joint Proxy Statement/Prospectus, which should be retained for future reference, sets forth concisely information about the Series that Shareholders should know before voting on the proposal or investing in the Series. Additional information, contained in a Statement of Additional Information dated December 19, 1994 forming a part of the Trust's Registration Statement on Form N-14 (File No. 33-56527), has been filed with the Securities and Exchange Commission and is available without charge by calling 1-800-370-9446 or writing to the principal executive offices of the Series at 125 West 55th Street, New York, New York 10019. The Statement of Additional Information is incorporated herein by reference in its entirety.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS JOINT PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PROPOSAL 1.  APPROVAL OF AN AGREEMENT AND PLAN OF EXCHANGE PROVIDING FOR THE
             TRANSFER OF ALL OR SUBSTANTIALLY ALL OF THE ASSETS OF AN EXISTING FUND TO A SEPARATE SERIES

INTRODUCTION

     At a meeting of the Boards of the Existing Funds held on November 18, 1994, The First National Bank of Chicago ("FNBC"), each Existing Fund's investment adviser, recommended that the Board of each Existing Fund consider, and the Boards approved, an Agreement and Plan of Exchange (each, a "Plan" and, collectively, the "Plans"), a form of which is attached hereto as Exhibit A. Each Plan provides for the transfer of all or substantially all of the assets of the relevant Existing Fund, subject to stated liabilities, to the corresponding Series. Under the Plans, each Existing Fund would receive, in exchange for its assets (the "Exchange"), Class A shares of beneficial interest of its corresponding Series, par value $.001 per share ("Series Shares"), all as more fully described herein (the "Exchange"). Upon consummation of the Exchange, the Series Shares received by an Existing Fund will be distributed to its Shareholders, with each Shareholder receiving a distribution of an identical number of Series Shares (or fractions thereof) for Existing Fund Shares held prior to the Exchange. The Existing Fund then will be dissolved.

     The Existing Funds and the Series differ in certain respects: (i) the investment adviser of the Existing Funds is FNBC, acting through its Investment Management Department; the investment adviser of the Series will be a newly formed subsidiary of FNBC which will employ substantially all the investment personnel who currently provide advisory services to its corresponding Existing Fund; (ii) the aggregate management fee will remain the same, but its structure will be different; and (iii) certain management policies will differ somewhat as a result of standardizing the policies of the funds in the Prairie Family. These differences are described below under "Certain Differences between the Existing Funds and the Series."

THE PLANS

     The following summary of the important terms and conditions of the Plans is qualified in its entirety by reference to the Plans. The Plans are identical except for the name of the parties. Each Plan provides that, subject to the requisite approval of its Shareholders, on the date of the Exchange each Existing Fund shall assign, transfer and convey to its corresponding Series all of the assets (subject to liabilities) of the Existing Fund, including all securities and cash, in exchange for Series Shares having an aggregate net asset value equal to the value of the net assets of the Existing Fund acquired. Each Existing Fund will distribute all Series Shares received by it among its Shareholders so that each Shareholder will receive Series Shares identical in number to the number of Existing Fund Shares held by such Shareholder immediately before the Exchange. Thereafter, the Existing Fund will dissolve. The dissolution of each Existing Fund is expected to occur as soon as practicable after the related Exchange. Immediately following the Exchange, the former Shareholders of each Existing Fund will hold the only outstanding corresponding Series Shares (other than one Series Share which will be held by Concord Financial Group, Inc., each Series' distributor, for regulatory purposes). After the Exchange has been completed, each Series will operate as an open-end, diversified management investment company.

     Unless postponed by an Existing Fund and its corresponding Series, the Exchange is expected to occur on January 27, 1995, on the basis of the net assets of each Existing Fund as of 12:00 Noon, New York time, on that day. The Exchange will not be effected with regard to an Existing Fund until certain conditions are satisfied, including approval of the Plan by its Shareholders.

     The Plans may be amended at any time prior to the Exchange.

     The total expenses of the Exchange are expected to be approximately $25,000 for the Existing Money Market Fund and $20,000 for the Existing Municipal Money Market Fund. Each Existing Fund will bear its own expenses, except for the expenses of preparing, printing and mailing this Joint Proxy

Statement/Prospectus, the proxy cards and other related materials, which will be borne by each Existing Fund ratably according to their respective aggregate net assets on the date of the Exchange.

     If the Exchange is not approved by an Existing Fund's Shareholders, the relevant Existing Fund's Board will consider other appropriate courses of action, including continuing to operate as the Existing Fund currently is operating.

REASONS FOR THE EXCHANGE

     The Exchanges will establish the Series as successor investment vehicles to the Existing Funds. It is believed that reorganization of each Existing Fund as a separate new series of a newly created Massachusetts business trust will prove beneficial in that the Series will be less expensive to operate than the Existing Funds separately.

TAX CONSEQUENCES

     The exchange of Existing Fund assets for Series Shares is intended to qualify for Federal income tax purposes as a tax-free reorganization under
Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). As a condition to the closing of the Exchange, the Series and Existing Funds will receive the opinion of Stroock & Stroock & Lavan, counsel to the Series and each Existing Fund, to the effect that, on the basis of the existing provisions of the Code, Treasury regulations issued thereunder, current administrative regulations and pronouncements and court decisions, and certain facts, assumptions and representations, for Federal income tax purposes: (1) the transfer of all or substantially all of an Existing Fund's assets in exchange for Series Shares and the assumption by a Series of Existing Fund liabilities will constitute a "reorganization" within the meaning of Section 368(a)(1)(F) of the Code; (2) no gain or loss will be recognized by a Series upon the receipt of its corresponding Existing Fund assets solely in exchange for Series Shares and the assumption by the Series of liabilities of the Existing Fund; (3) no gain or loss will be recognized by an Existing Fund upon the transfer of its assets to its corresponding Series in exchange for Series Shares and the assumption by the Series of the Existing Fund's liabilities or upon the distribution (whether actual or constructive) of Series Shares to Shareholders in exchange for their Existing Fund Shares; (4) no gain or loss will be recognized by the Existing Fund Shareholders upon the exchange of Existing Fund Shares for Series Shares;
(5) the aggregate tax basis for Series Shares received by each Existing Fund Shareholder pursuant to the Exchange will be the same as the aggregate tax basis for Existing Fund Shares held by such Shareholder immediately prior to the Exchange, and the holding period of Series Shares to be received by each Existing Fund Shareholder will include the period during which Existing Fund Shares surrendered in exchange therefor were held by such Shareholder (provided Existing Fund Shares were held as capital assets on the date of the Exchange); and (6) the tax basis of Existing Fund assets acquired by the Series will be the same as the tax basis of such assets to the corresponding Existing Fund immediately prior to the Exchange, and the holding period of Existing Fund assets in the hands of the corresponding Series will include the period during which those assets were held by the Existing Fund.

     NONE OF THE EXISTING FUNDS OR SERIES HAS SOUGHT A TAX RULING FROM THE INTERNAL REVENUE SERVICE ("IRS"). THE OPINION OF COUNSEL IS NOT BINDING ON THE IRS NOR DOES IT PRECLUDE THE IRS FROM ADOPTING A CONTRARY POSITION. Existing Fund Shareholders should consult their tax advisers regarding the effect, if any, of the proposed Exchange in light of their individual circumstances. Since the foregoing discussion relates only to the Federal income tax consequences of the Exchange, Existing Fund Shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Exchange.

SECURITIES TO BE ISSUED

     Each Series will issue Series Shares in exchange for the transfer of its corresponding Existing Fund's assets. Series Shares have no preemptive or subscription rights and are freely transferable.

Series Shares issued in the Exchange will be fully paid, legally binding and non-assessable by the issuing Series. Each Series has authorized an indefinite number of shares of beneficial interest and has classified its shares as Class A, which are referred to herein as Series Shares, and, in the case of the Money Market Series only, Class B.

REQUIRED VOTE AND BOARDS' RECOMMENDATION

     The Board of each Existing Fund has approved the Plan and the Exchange and has determined that (i) participation in the Exchange is in the respective Existing Fund's best interests and (ii) the interests of Shareholders of such Existing Fund will not be diluted as a result of the Exchange. Pursuant to each Existing Fund's charter documents, an affirmative vote of a majority of its Shareholders is required to approve its Plan and the Exchange.

     THE BOARD OF EACH EXISTING FUND, INCLUDING THE "NONINTERESTED" BOARD MEMBERS, RECOMMENDS THAT ITS SHAREHOLDERS VOTE "FOR" APPROVAL OF THE EXISTING FUND'S PLAN AND THE EXCHANGE.

CERTAIN DIFFERENCES BETWEEN THE EXISTING FUND AND THE SERIES

     INVESTMENT ADVISER AND MANAGEMENT FEE STRUCTURE. The investment adviser of each Existing Fund is FNBC, acting through its Investment Management Department. The investment adviser of each Series will be First Chicago Investment Management Company ("FCIMCO"), a newly formed subsidiary of FNBC, which will employ substantially all the investment personnel who currently provide advisory services to the Existing Funds.

     Each Existing Fund has entered into a Management Agreement with FNBC, pursuant to which the Existing Fund has agreed to pay FNBC a monthly fee at the annual rate of .55 of 1% of the value of the relevant Existing Fund's average daily net assets. In addition, FNBC has entered into a Master Administration Agreement with The Dreyfus Corporation (the "Administrator"), pursuant to which FNBC, from its own funds, has agreed to pay the Administrator for administrative services provided to each Existing Fund.

     The Trust has entered into an Investment Advisory Agreement with FCIMCO, pursuant to which the Trust has agreed to pay FCIMCO a monthly advisory fee at the annual rate of .40 of 1% of the value of each Series' average daily net assets. In addition, the Trust has entered into an Administration Agreement with FCIMCO, pursuant to which the Trust has agreed to pay FCIMCO a monthly administration fee at the annual rate of .15 of 1% of the value of each Series' average daily net assets. The Investment Advisory Agreement is substantially identical to the Management Agreement, except that: (i) under the Management Agreement, FNBC is responsible for providing administrative services to the Existing Funds -- services that currently are provided to the Existing Funds by the Administrator pursuant to the Master Administration Agreement between FNBC and the Administrator -- which services will be provided to the Series pursuant to FCIMCO's Administration Agreement with the Trust, and FCIMCO will have the right to engage other entities to assist it in performing such services -- and it has engaged Concord Holding Corporation to provide such services; (ii) the fees payable by the Trust on behalf of the Series to FCIMCO under the Investment Advisory Agreement will be lower than the fees payable by the Existing Funds to FNBC under the relevant Management Agreement in recognition of the fact that FCIMCO will be responsible for the cost of providing administrative services to the Series pursuant to a separate agreement -- but the contractual rate payable by the Series for management services (consisting of investment advisory and administrative services) will be identical to the aggregate contractual rate payable by the Existing Funds for these services; and (iii) the Investment Advisory Agreement will be dated currently.

     SERVICE PLAN AND SHAREHOLDER SERVICES PLAN. Each Existing Fund has adopted a Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"), pursuant to which each Existing Fund bears the costs and expenses in connection with advertising and marketing its shares and pays the fees of certain Service Agents (as defined in the Existing Fund's

Prospectus) for servicing shareholders and shareholder accounts at a rate not exceeding .25 of 1% per annum of the value of each Existing Fund's average daily net assets.

     The Trust has not adopted a Service Plan pursuant to Rule 12b-1 with respect to Series Shares. The Trust has adopted with respect to Series Shares a Shareholder Services Plan pursuant to which the Trust pays its distributor for the provision of certain services to the holders of Series Shares a fee at the annual rate of .25 of 1% of the value of the average daily net assets of Series Shares. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Series and providing reports and other information, and services related to the maintenance of shareholder accounts. Under the Shareholder Services Plan, the Trust's distributor may make payments to Service Agents in respect of these services. The Shareholder Services Plan will be adopted and operated generally in accordance with the procedures set forth in Rule 12b-1 under the 1940 Act, except that Shareholders will not enjoy the voting rights provided in Rule 12b-1. See "Distribution Plan and Shareholder Services Plan" in the Trust's Prospectus.

     INVESTMENT RESTRICTIONS. Each Existing Fund has adopted investment restrictions as fundamental policies that cannot be changed without Shareholder approval. These investment restrictions are set forth in each Existing Fund's Statement of Additional Information under "Investment Objective and Management Policies -- Investment Restrictions."

     The 1940 Act requires that a relatively limited number of investment policies and restrictions be designated as fundamental policies. These policies relate to (a) the classification and subclassification under the 1940 Act within which an Existing Fund may operate, (b) borrowing money, (c) issuing senior securities, (d) engaging in the business of underwriting securities issued by other persons, (e) concentrating investments in a particular industry or group of industries, (f) purchasing and selling real estate or commodities and (g) making loans to other persons. When each Existing Fund was formed, its Board designated a number of other policies as fundamental, in large part in response to certain regulatory, business or industry conditions that are no longer believed to be in effect.

     When determining each Series' investment restrictions, the Trust's Board considered the foregoing and adopted for the Series investment restrictions which offer somewhat broader investment opportunities than those of the Existing Funds. In addition, because the Series will be part of a single Massachusetts business trust, their investment restrictions have been designed to provide uniformity of language among the Series. As such, although the substance of many of the Series' investment restrictions is the same as those of the Existing Funds, certain semantic differences exist. The differences reflect language changes believed more appropriate for an investment company with multiple series that have different objectives and policies. If the Exchange is consummated, the Shareholders of each Existing Fund will become shareholders of a Series with these different investment restrictions.

     The investment restrictions of the Series are set forth on Exhibit C hereto and may be found in the Trust's Statement of Additional Information, under "Investment Objective and Management Policies -- Investment Restrictions." The investment restrictions of the Existing Funds are set forth on Exhibit B hereto and may be found in the Existing Funds' respective Statements of Additional Information, under "Investment Objective and Management Policies -- Investment Restrictions." Shareholders are urged to review the complete text of the investment restrictions of the Series and the Existing Funds.

     Specific changes include the deletion for the Money Market Series of the Existing Money Market Fund's investment restriction number 10 prohibiting the purchase of common stocks, preferred stocks, warrants or other equity securities, or purchase of corporate bonds or debentures, state bonds, municipal bonds or industrial revenue bonds. This investment restriction has been deleted for the Money Market Series because it could be viewed as preventing the Series from purchasing securities that, while technically equity securities or longer term debt instruments, have the investment characteristics of the other securities in which the Money Market Series is permitted to invest.

     With respect to the Existing Municipal Money Market Fund, investment restriction number 3 limits the Fund's ability to borrow money. Currently, the Existing Municipal Money Market Fund may borrow money from banks for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of the Existing Municipal Money Market Fund's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the value of the Existing Municipal Money Market Fund's total assets, the Fund will not make any additional investments. The Municipal Money Market Series is permitted to borrow to the extent permitted under the 1940 Act. Currently, under the 1940 Act, total borrowings of an investment company may not exceed 33 1/3% of the value of such company's total assets. However, the Municipal Money Market Series intends to borrow money only to the extent the Existing Municipal Money Market Fund is currently permitted pursuant to its investment restriction number 3 and will not change this policy unless the Trust's Prospectus is revised appropriately and notice is given to its shareholders.

     SHAREHOLDER SERVICES. Both the Existing Fund and the Series offer the following shareholder services: Exchange Privilege -- allows you to exchange your shares for shares of another eligible fund; and Automatic Investment Plan (or Automatic Asset Builder) -- allows you to purchase shares automatically at regular intervals which you select.

     The following shareholder services are offered by the Existing Fund but not by the Series: Auto-Exchange Privilege -- allows you to automatically exchange Existing Fund shares for shares of certain other First Prairie mutual funds at regular intervals which you select; Government Direct Deposit
Privilege -- enables you to purchase Existing Fund shares by having Federal salary, Social Security or certain veterans', military or other payments from the Federal government automatically deposited into your Existing Fund account; Automatic Withdrawal Plan -- allows you to withdraw a specified dollar amount from your Existing Fund account every month or quarter; and Dividend
Options -- allows you to "sweep" your dividends and capital gain distributions into certain other First Prairie mutual funds.

           ADDITIONAL INFORMATION ABOUT THE SERIES AND EXISTING FUNDS

     Information about each Series is included in the Trust's current Prospectus and Statement of Additional Information for the Series, each dated December 13, 1994. Information about the Existing Money Market Fund is included in First Prairie Money Market Fund's current Prospectus and Statement of Additional Information, each dated April 11, 1994. Information about the Existing Municipal Money Market Fund is included in its current Prospectus and Statement of Additional Information, each dated April 29, 1994. Copies of each of the Series' and Existing Fund's Prospectuses are being furnished with this Joint Prospectus/Proxy Statement and, together with each of the Series' and Existing Fund's Statements of Additional Information, are incorporated by reference herein.

                        FINANCIAL STATEMENTS AND EXPERTS

     The audited financial statements of the Existing Money Market Fund and Existing Municipal Money Market Fund for the fiscal year ended December 31, 1993, which are included in the respective Existing Fund's Statement of Additional Information, have each been examined by Ernst & Young LLP, independent auditors, whose respective reports thereon are included therein. The financial statements of each Existing Fund examined by Ernst & Young LLP have been incorporated herein by reference in reliance upon their reports given on their authority as experts in accounting and auditing.

                                 OTHER MATTERS

     Each Existing Fund's Trustees are not aware of any other matters which may come before each Meeting. However, should any such matters properly come before a Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

                               VOTING INFORMATION

     In addition to the use of the mails, proxies may be solicited personally, by telephone or by telegraph, and each Existing Fund may pay persons holding its Existing Fund Shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals.

     If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Existing Fund Shares on a particular matter with respect to which the broker or nominee does not have discretionary power) or is marked with an abstention (collectively, "abstentions"), the Existing Fund Shares represented thereby will be considered to be present at a Meeting for purposes of determining the existence of a quorum for the transaction of business. Abstentions, however, will have the effect of a "no" vote for the purpose of obtaining requisite approval for Proposal No. 1 .

     If a quorum is not present at the Meeting, as to an Existing Fund, or if a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting of such Existing Fund to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposal that is the subject of the Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to Shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those Shares represented at the Meeting in person or by proxy.

     The persons listed below were known by the relevant Existing Fund to have beneficially owned on December 5, 1994 5% or more of such Existing Fund's outstanding voting securities.

FIRST PRAIRIE MONEY MARKET FUND --
MONEY MARKET SERIES

        Conseco Capital Management                                         13,017,234
          Attention:  Mike Hoover                                                (5%)
             11825 North Pennsylvania Street
             Carmel, Indiana 46032

        William Blair and Company                                          10,226,444
          Attention:  Walter Holt                                                (5%)
             135 S. LaSalle Street
             Chicago, Illinois 60603

FIRST PRAIRIE MINICIPAL MONEY MARKET FUND

        Carylon Corporation                                                16,036,788
             2500 W. Arthington Street                                         (8.1%)
             Chicago, Illinois 60612

              NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES

                               AND THEIR NOMINEES

     Please advise the Existing Funds, in care of The First National Bank of Chicago, Three First National Plaza, Chicago, Illinois 60670, Attention: Laurel Carignan, whether other persons are the beneficial owners of Existing Fund Shares for which proxies are being solicited from you, and, if so, the number of copies of the Joint Proxy Statement/Prospectus and other soliciting material you wish to receive in order to supply copies to the beneficial owners of Existing Fund Shares.

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND IN PERSON ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE PROXY CARDS IN THE ENCLOSED STAMPED ENVELOPE.

Dated: December 19, 1994

                                                                       EXHIBIT A

                     FORM OF AGREEMENT AND PLAN OF EXCHANGE

     AGREEMENT AND PLAN OF EXCHANGE dated                , 1995 (the
"Agreement"), between             *            , a Massachusetts business trust
(the "Existing Fund"), and the             **            (the "Series"), a
series of PRAIRIE FUNDS, a Massachusetts business trust (the "Trust").

     WHEREAS, the Boards of Trustees of each Existing Fund and the Trust have determined that it is in the best interests of the Existing Fund and Series, respectively, that the assets of the Existing Fund be acquired by the Series pursuant to this Agreement and in accordance with the applicable statutes of The Commonwealth of Massachusetts; and

     WHEREAS, the parties desire to enter into a plan of exchange pursuant to
Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code").

     NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties agree as follows:

  1.  PLAN OF EXCHANGE.

     (a) Subject to the requisite approval of the shareholders of the Existing Fund (the "Shareholders"), and to the terms and conditions contained herein, on the Exchange Date (as defined herein) the Existing Fund shall assign, transfer and convey to the Series, and the Series shall acquire, all of the assets of the Existing Fund, including all securities and cash (subject to liabilities), for full Class A shares of beneficial interest of the Series, par value $.001 per share (the "Series Shares") and, to the extent necessary, a fractional Series Share, to be issued by the Series, having an aggregate net asset value equal to the value of the net assets of the Existing Fund acquired. The value of the Existing Fund's assets to be acquired by the Series and the net asset value per share of the Series Shares shall be determined, as of the Exchange Date, in accordance with the procedures for determining the value of the Series' assets set forth in the Trust's Agreement and Declaration of Trust and in the then-current prospectus and statement of additional information that forms part of the Trust's Registration Statement on Form N-1A. In lieu of delivering certificates for the Series Shares, the Series shall credit the Series Shares to the Existing Fund's account on the share record books of the Series and shall deliver a confirmation thereof to the Existing Fund. The Existing Fund shall then deliver written instructions to the Trust's transfer agent to establish accounts for the Shareholders on the share record books of the Series.

     (b) Delivery of the assets of the Existing Fund to be transferred shall be made not later than the next business day following the Exchange Date. Assets transferred shall be delivered to The Bank of New York, 110 Washington Street, New York, New York, the Trust's custodian (the "Custodian"), for the account of the Series, with all securities not in book entry or bearer form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Series free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Series.

     (c) The Existing Fund will pay or cause to be paid to the Series any interest received on or after the Exchange Date with respect to assets transferred to the Series hereunder. The Existing Fund will

- ---------------

 * Insert THE MONEY MARKET SERIES OF FIRST PRAIRIE MONEY MARKET FUND or FIRST PRAIRIE MUNICIPAL MONEY MARKET FUND, as appropriate.

** Insert MONEY MARKET SERIES or MUNICIPAL MONEY MARKET SERIES, as appropriate.

transfer to the Series any distributions, rights or other assets received by the Existing Fund after the Exchange Date as distributions on or with respect to the securities transferred. Such assets shall be deemed included in assets transferred to the Series on the Exchange Date and shall not be separately valued.

     (d) The Exchange Date shall be January 27, 1995, or such earlier or later date as may be mutually agreed upon by the parties.

     (e) As soon as practicable after the Exchange Date the Existing Fund shall distribute all Series Shares received by it among the Shareholders in proportion to the number of shares each Shareholder holds in the Existing Fund (the "Existing Fund Shares"), and thereafter will dissolve.

  2.  THE EXISTING FUND'S REPRESENTATIONS AND WARRANTIES.

     2.1. The Existing Fund represents and warrants to and agrees with the Series as follows:

          (a) The Existing Fund is (i) a      *     duly organized and validly
     existing under the laws of The Commonwealth of Massachusetts, and (ii) has power to own all of its properties and assets and, subject to the approval of the Shareholders, to carry out this Agreement.

          (b) The Existing Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified, management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

          (c) Except as shown on the financial statements of the Existing Fund for the period ended December 31, 1993 and as incurred in the ordinary course of the Existing Fund's business since December 31, 1993, the Existing Fund has no known liabilities of a material amount, contingent or otherwise, and there are no material legal, administrative or other proceedings pending or threatened against the Existing Fund.

          (d) For each fiscal year of its operation, the Existing Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

          (e) On the Exchange Date, the Existing Fund will have full right, power and authority to sell, assign, transfer and deliver the assets to be transferred by it hereunder.

  3.  THE SERIES' REPRESENTATIONS AND WARRANTIES.

     The Series represents and warrants to and agrees with the Existing Fund as follows:

          (a) The Series (i) is a series of the Trust, a business trust duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts, and (ii) has power to carry on its business as it is now being conducted and to carry out this Agreement.

          (b) The Series is registered under the 1940 Act as an open-end, diversified, management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

          (c) The Series has no known liabilities of a material amount, contingent or otherwise, and there are no material legal, administrative or other proceedings pending or threatened against the Series.

          (d) For its fiscal year in which the exchange contemplated hereby occurs and for each taxable year thereafter, the Series intends to meet the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

- ---------------

 * Insert SERIES OF FIRST PRAIRIE MONEY MARKET FUND, A BUSINESS TRUST or BUSINESS TRUST, as appropriate.

          (e) At the Exchange Date, the Series Shares to be issued to the Existing Fund (the only Series Shares to be issued as of the Exchange Date, except for the initial capital of the Series) will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and non-assessable by the Series. No Series shareholder will have any preemptive right of subscription or purchase in respect thereof.

  4.  THE SERIES' CONDITIONS PRECEDENT.

     The obligations of the Series hereunder shall be subject to the following conditions:

          (a) The Existing Fund shall have furnished to the Series a statement of the Existing Fund's assets, including a list of securities owned by the Existing Fund with their respective tax costs and values determined as provided in Section 1 hereof, all as of the Exchange Date.

          (b) As of the Exchange Date, all representations and warranties of the Existing Fund made in this Agreement shall be true and correct as if made at and as of such date, and the Existing Fund shall have complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such date.

          (c) A vote approving this Agreement and the transactions and exchange contemplated hereby shall have been adopted by the holders of at least a majority of the outstanding Existing Fund Shares entitled to vote.

  5.  THE EXISTING FUND'S CONDITIONS PRECEDENT.

     The obligations of the Existing Fund hereunder shall be subject to the condition that as of the Exchange Date all representations and warranties of the Series made in this Agreement shall be true and correct as if made at and as of such date, and that the Series shall have complied with all of the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such date.

  6.  THE SERIES' AND THE EXISTING FUND'S CONDITIONS PRECEDENT:

     The obligations of both the Series and the Existing Fund hereunder shall be subject to the following conditions:

          (a) This Agreement and the transactions contemplated hereby shall have been approved by the affirmative vote of at least a majority of the Existing Fund Shares as of the close of business on January 17, 1995, or such earlier or later date as may be mutually agreed upon by the parties.

          (b) There shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

  7.  EXPENSES

     The Existing Fund understands that concurrently with the transactions
contemplated hereby             *            intends to enter into a similar
transaction (the "Concurrent Exchange") with a separate series of the Trust. The parties hereto agree that the expenses incurred in connection with the preparation, printing and mailing of the Joint Proxy Statement/Prospectus, proxy cards and other related materials for the Concurrent Exchange and the Exchange shall be allocated on a pro rata basis between the Existing Fund and
          * (each, a "Fund"), according to the aggregate net assets of each such Fund on the Exchange Date.

- ---------------

 * Insert THE MONEY MARKET SERIES OF FIRST PRAIRIE MONEY MARKET FUND or FIRST PRAIRIE MUNICIPAL MONEY MARKET FUND, as appropriate.

  8.  TERMINATION OF AGREEMENT.

     This Agreement and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of Trustees of either the Existing Fund or the Trust, at any time prior to the Exchange Date (and notwithstanding any vote of the Shareholders) if circumstances should develop that, in the opinion of either of the Boards of Trustees, make proceeding with this Agreement inadvisable.

     If this Agreement is terminated and the exchange contemplated hereby is abandoned pursuant to the provisions of this Section 8, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the Trustees, officers or shareholders of the Series or Trust, or of the Existing Fund, in respect of this Agreement.

  9.  WAIVER.

     At any time prior to the Exchange Date, any of the foregoing conditions may be waived by the Board of Trustees of either the Existing Fund or the Trust, if, in the judgment of the waiving party, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the Shareholders.

  10.  NO SURVIVAL OF REPRESENTATIONS.

     None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.

  11.  GOVERNING LAW.

     This Agreement shall be governed and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws; provided, however, that the due authorization, execution and delivery of this Agreement shall be governed and construed in accordance with the internal laws of The Commonwealth of Massachusetts, without giving effect to principles of conflict of laws.

  12.  COUNTERPARTS.

     This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.

  13.  LIMITATION OF LIABILITY.

     (a) The names "          *          " and "Trustees of the Trust" refer,
respectively, to the Series and the Trustees of the Trust, as trustees but not individually or personally, acting from time to time under the Trust's Agreement and Declaration of Trust, a copy of which is on file at the office of the Secretary of State of The Commonwealth of Massachusetts and at the principal office of the Trust. The obligations of the Series entered into in the name or on behalf thereof by any of the Trustees of the Trust, or its representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders, representatives or agents of the Series or Trust personally, but bind only the Series' property, and all persons dealing with any class or series of shares of the Series must look solely to the Series' property belonging to such class or series for the enforcement of any claims against the Series.

     (b) The names "          **          " and "Trustees of the Existing Fund"
refer, respectively, to the Existing Fund and the Trustees of the Existing Fund, as trustees but not individually or personally,

- ---------------

 * Insert MONEY MARKET SERIES or MUNICIPAL MONEY MARKET SERIES, as appropriate.

** Insert MONEY MARKET SERIES OF FIRST PRAIRIE MONEY MARKET FUND or FIRST
   PRAIRIE MUNICIPAL MONEY MARKET FUND, as appropriate.

     acting from time to time under the Existing Fund's Agreement and Declaration of Trust, a copy of which is on file at the office of the Secretary of State of The Commonwealth of Massachusetts and at the principal office of Existing Fund. The obligations of the Existing Fund entered into in the name or on behalf thereof by the Trustees of the Existing Fund, or its representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders, representatives or agents of the Existing Fund personally, but bind only the Existing Fund's property, and all persons dealing with any class or series of shares of the Existing Fund must look solely to the Existing Fund's property belonging to such class or series for the enforcement of any claims against the Existing Fund.

     IN WITNESS WHEREOF, each of the Existing Fund and the Series has caused this Agreement and Plan of Exchange to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.

                                            PRAIRIE FUNDS,
                                            on behalf of its
                                                             *
                                            ------------------------------------

                   ATTEST:                                             By:
                [Name, Title]                                     [Name, Title]

                                                  **

                   ATTEST:                                             By:
                [Name, Title]                                     [Name, Title]

- ---------------
 * Insert MONEY MARKET SERIES or MUNICIPAL MONEY MARKET SERIES, as appropriate.

** Insert FIRST PRAIRIE MONEY MARKET FUND, ON BEHALF OF ITS MONEY MARKET SERIES or FIRST PRAIRIE MUNICIPAL MONEY MARKET FUND, as appropriate.

                                                                       EXHIBIT B

EXISTING FUNDS' INVESTMENT RESTRICTIONS

     Existing Money Market Fund. The Existing Money Market Fund has adopted investment restrictions numbered 1 through 8 as fundamental policies. These restrictions cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of such Existing Fund's outstanding voting shares. Investment restrictions numbered 9 through 14 are not fundamental policies and may be changed by a vote of a majority of the Existing Money Market Fund's Trustees at any time.

     The Existing Money Market Fund may not:

          1. Invest more than 5% of its assets in the obligations of any single issuer, except that up to 25% of the value of its total assets may be invested (subject to the provisions of Rule 2a-7 under the 1940 Act) without regard to such limitation.

          2. Invest less than 25% of its assets in securities issued by banks, including foreign banks and branches, or invest more than 25% of its assets in the securities of issuers in any other industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Notwithstanding the foregoing, for temporary defensive purposes the Existing Money Market Fund may invest less than 25% of its assets in bank obligations.

          3. Borrow money, except to the extent permitted under the 1940 Act.

          4. Purchase or sell real estate, commodities or commodities contracts, or oil and gas interests.

          5. Underwrite the securities of other issuers, except to the extent the Existing Money Market Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

          6. Make loans to others except through the purchase of debt obligations or the entry into repurchase agreements; however, the Existing Money Market Fund may lend its portfolio securities in an amount not to exceed 33 1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Existing Money Market Fund's Board of Trustees.

          7. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent that the activities permitted in Investment Restriction Nos. 3 and 12 may be deemed to give rise to a senior security.

          8. Sell securities short or purchase securities on margin.

          9. Write or purchase put or call options or combinations thereof.

          10. Purchase common stocks, preferred stocks, warrants or other equity securities, or purchase corporate bonds (except as set forth in the Prospectus) or debentures, state bonds, municipal bonds or industrial revenue bonds.

          11. Invest in securities of other investment companies, except to the extent permitted under the 1940 Act.

          12. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with the purchase of securities on a when-issued or delayed-delivery basis.

          13. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid (which securities could include participation interests that are not subject to the demand feature described in the Existing Money Market Fund's Prospectus), if, in the aggregate, more than 10% of its net assets would be so invested.

          14. Invest in companies for the purpose of exercising control.

     Existing Municipal Money Market Fund. The Existing Municipal Money Market Fund has adopted investment restrictions numbered 1 through 8 as fundamental policies. These restrictions cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Existing Municipal Money Market Fund's outstanding voting shares. Investment restrictions numbered 9 through 13 are not fundamental policies and may be changed by a vote of a majority of the Existing Municipal Money Market Fund's Trustees at any time. The Existing Municipal Money Market Fund may not:

          1. Invest more than 5% of its assets in the obligations of any single issuer, except that up to 25% of the value of its total assets may be invested, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities may be purchased for temporary defensive purposes, without regard to any such limitation.

          2. Invest more than 25% of its total assets in the securities of issuers in any single industry; provided that there shall be no such limitation on the purchase of Municipal Obligations and, for temporary defensive purposes, securities issued by banks and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

          3. Borrow money, except from banks (other than the Manager or its affiliates) for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of the Existing Municipal Money Market Fund's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the value of the Existing Municipal Money Market Fund's total assets, the Fund will not make any additional investments.

          4. Purchase or sell real estate, commodities or commodities contracts, or oil and gas interests, but this shall not prevent the Existing Municipal Money Market Fund from investing in Municipal Obligations secured by real estate or interests therein.

          5. Underwrite the securities of other issuers, except that the Existing Municipal Money Market Fund may bid separately or as part of a group for the purchase of Municipal Obligations directly from an issuer for its own portfolio to take advantage of the lower purchase price available, and except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

          6. Make loans to others except through the purchase of debt obligations and the entry into repurchase agreements; however, the Existing Municipal Money Market Fund may lend its portfolio securities in an amount not to exceed 33 1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Existing Municipal Money Market Fund's Board of Trustees.

          7. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent that the activities permitted in Investment Restriction Nos. 3 and 11 may be deemed to give rise to a senior security.

          8. Sell securities short or purchase securities on margin.

          9. Purchase securities other than Municipal Obligations and Taxable Investments.

          10. Invest in securities of other investment companies, except to the extent permitted under the 1940 Act.

          11. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with the purchase of securities on a when-issued or delayed-delivery basis.

          12. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid (which securities could include participation interests (including municipal lease/purchase agreements) that are not subject to the demand feature described in the Existing Municipal Money Market Fund's Prospectus and floating and variable rate demand obligations as to which the Fund cannot exercise the demand feature described in its Prospectus on less than seven days' notice and as to which there is no secondary market) if, in the aggregate, more than 10% of its net assets would be so invested.

          13. Invest in companies for the purpose of exercising control.

     While not a fundamental policy, the Existing Municipal Money Market Fund will not invest in oil, gas or other mineral leases, or real estate limited partnerships.

     Notwithstanding any of the foregoing Investment Restrictions, the Existing Municipal Money Market Fund reserves the right to enter into interest rate futures contracts, and municipal bond index futures contracts, and any options that may be offered in respect thereof, subject to the restrictions then in effect of the Securities and Exchange Commission and the Commodity Futures Trading Commission and to the receipt or taking, as the case may be, of appropriate consents, approvals and other actions from or by those regulatory bodies. In any event, no such contracts or options will be entered into until a general description of the terms thereof is set forth in a subsequent prospectus and statement of additional information, and a registration statement with respect thereto has been filed with and declared effective by the Securities and Exchange Commission.

     For purposes of Investment Restriction No. 2 , industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry."

                                                                       EXHIBIT C

SERIES' INVESTMENT RESTRICTIONS

     Each Series has adopted investment restrictions numbered 1 through 7 as fundamental policies. In addition, the Money Market Series has adopted investment restrictions numbered 14 and 15 and the Municipal Money Market Series has adopted investment restrictions numbered 16 and 17 as additional fundamental policies. These restrictions cannot be changed, as to a Series, without approval by the holders of a majority (as defined in the 1940 Act) of such Series' outstanding voting shares. Investment restrictions numbered 8 through 13 and 20 and 21 are not fundamental policies and may be changed by vote of a majority of the Trust's Trustees at any time. No Series may:

          1. Invest in commodities, except that each Series may purchase and sell options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

          2. Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but each Series may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate.

          3. Borrow money, except to the extent permitted under the 1940 Act. For purposes of this investment restriction, a Series' entry into options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes shall not constitute borrowing.

          4. Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements. However, each Series may lend its securities in an amount not to exceed 33 1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Trust's Board of Trustees.

          5. Act as an underwriter of securities of other issuers, except to the extent a Series may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities, and except that the Series may bid separately or as part of a group for the purchase of Municipal Obligations directly from an issuer for its own portfolio to take advantage of the lower purchase price available.

          6. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent the activities permitted under Investment Restriction Nos. 1, 3, 9 and 10 may be deemed to give rise to senior securities.

          7. Purchase securities on margin, but each Series may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

          8. Invest in the securities of a company for the purpose of exercising management or control, but each Series will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

          9. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with writing covered put and call options and the purchase of securities on a when-issued or forward commitment basis and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

          10. Purchase, sell or write puts, calls or combinations thereof, except as described in the Trust's Prospectus and this Statement of Additional Information.

          11. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 10% of the value of the Series' net assets would be so invested.

          12. Invest in securities of other investment companies, except to the extent permitted under the Act.

          13. Purchase securities of any company having less than three years' continuous operations (including operations of any predecessors) if such purchase would cause the value of the Series' investments in all such companies to exceed 5% of the value of its total assets.

     The following investment restrictions numbered 14 and 15 apply only to the Money Market Series. The Money Market Series may not:

          14. Invest more than 5% of its assets in the obligations of any one issuer, except that up to 25% of the value of the Money Market Series' total assets may be invested (subject to Rule 2a-7 under the 1940 Act) without regard to any such limitation.

          15. Invest less than 25% of its total assets in securities issued by banks or invest more than 25% of its assets in the securities of issuers in any other industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Notwithstanding the foregoing, for temporary defensive purposes, the Money Market Series may invest less than 25% of its total assets in bank obligations.

     The following investment restrictions numbered 16 and 17 apply only to the Municipal Money Market Series. The Municipal Money Market Series may not:

          16. Invest more than 25% of its total assets in the securities of issuers in any single industry, provided that there shall be no such limitation on the purchase of Municipal Obligations and, for temporary defensive purposes, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

          17. Invest more than 5% of its assets in the obligations of any single issuer, except that up to 25% of the value of the Series' total assets may be invested, and securities issued or guaranteed by the U.S. Government, or its agencies or instrumentalities may be purchased, without regard to any such limitation.

                                    * * * *

     The following investment restriction number 20, which is not a fundamental policy, applies to both the Money Market Series and Municipal Money Market Series. Investment restriction number 21 applies only to the Municipal Money Market Series. Neither Series may:

          20. Sell securities short.

          21. Purchase securities other than Municipal Obligations and taxable Money Market Instruments.

     For purposes of Investment Restriction No. 16, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry."

NOTE: Neither Series has any present intention of engaging in options, forward contracts, futures contracts, including those relating to indexes, or options on futures contracts or indexes.

                                       C-2
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